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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 29, 2002, except for Note 18 as to which the date is April 12, 2002, in Amendment #2 to the Registration Statement (Form S-4) No. 333-82400 and related Prospectus of CoreComm Holdco Inc. for the registration of shares of its common stock.


                                                           /s/ ERNST & YOUNG LLP



New York, New York
May 15, 2002